UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-Q

             QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
                          MANAGEMENT INVESTMENT COMPANY

                  Investment Company Act file number 811-05984
                                                    ----------------------------

                           THE NEW IRELAND FUND, INC.
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                 Bank of Ireland Asset Management (U.S.) Limited
                               75 Holly Hill Lane
                               GREENWICH, CT 06830
--------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                                    PFPC Inc.
                           99 High Street, 27th Floor
                                BOSTON, MA 02110
--------------------------------------------------------------------------------
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (203) 869-0111
                                                          ---------------

                      Date of fiscal year end: OCTOBER 31
                                              -----------

                     Date of reporting period: JULY 31, 2005
                                              --------------

Form N-Q is to be used by management investment companies, other than small business investment companies registered on Form N-5 (ss.ss. 239.24 and 274.5 of this chapter), to file reports with the Commission, not later than 60 days after the close of the first and third fiscal quarters, pursuant to rule 30b1-5 under the Investment Company Act of 1940 (17 CFR 270.30b1-5). The Commission may use the information provided on Form N-Q in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-Q, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-Q unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. SCHEDULE OF INVESTMENTS.
The Schedule of Investments is attached herewith.

                               [GRAPHIC OMITTED]
                              THE NEW IRELAND FUND

                              THIRD QUARTER REPORT
                                  JULY 31, 2005

                             LETTER TO SHAREHOLDERS

Dear Shareholder,

INTRODUCTION

     As may be seen in the Economic Review section below, the Irish economy continues to perform well with the GNP growth forecast of 5.25%, for the current year, being confirmed recently by the Central Bank of Ireland. While higher oil and gas prices will undoubtedly have an impact on both the Irish economy, and World trade generally, it is felt that, because of the underlying strength of the economy, the GNP outturn will be close to forecast.

     In the present climate of uncertainty related to the Middle East and, more recently, to the impact of the hurricane on the Gulf Coast of the United States, the US dollar is unlikely to strengthen significantly against the Euro over the next few months. As a result, for the remainder of the year, the performance of the Fund is unlikely to be impacted very much by movements in the exchange rate, between the two currencies.

     The Fund continues to perform well with both the net asset value ("NAV") and the market price being at or close to all time highs in recent weeks. Details of the Fund's performance are set out below.

PERFORMANCE

     The Fund's NAV increased by 7.53% to $25.72 in the third fiscal quarter which compares to the 9.3% return of the Irish Equities Index ("ISEQ"), in US dollar terms. Excluding Bank of Ireland, which the fund is precluded from investing in, the Irish market rose 9.09% in dollar terms.

     For the first nine months of the fiscal year, the Fund's NAV has risen 23.95% as compared to an increase of 13.77% for the ISEQ, in dollar terms, or 12.48% excluding Bank of Ireland. Over the same nine months, the Euro declined 4.5% against the dollar and by 5.9% in the most recent quarter.

     We continue to implement the Share Repurchase Program with 90,900 shares being repurchased and retired, since the beginning of the fiscal year, at a cost of $1,957,794. These repurchases represent a reduction of 1.94% of the shares outstanding at October 31, 2004 and they have resulted in a positive impact on the Fund's NAV of 6 cents per share.

ECONOMIC REVIEW

     The outlook for the economy remains positive. At the mid year stage, the Central Bank of Ireland reiterated its forecast for GNP growth of about 5.25% for 2005 with a similar growth rate estimated for 2006. The global economy continues to grow at a reasonable rate with major economies like the US and China operating at above trend rates. Meanwhile uncertainty over economic and political events in Europe continue to undermine the confidence and performance, of the economies, of the larger Euro zone countries. Future risks include a significant appreciation of the Euro and the impact of high and volatile oil prices.

     Irish consumer  sentiment weakened in July when the consumer index stood at
96.5 compared with a figure of 99.6 in June. The corresponding figure for 2004 was 96.6. The recent dip in confidence was felt to be associated with the latest hike in oil prices. Beyond that, there is very little to worry the Irish consumer - employment and wage growth remain strong, and inflation, for the first six months of 2005, has converged with the Euro zone area as a whole.

     There was a small jump in employment numbers in July, which also occurred last year and which is probably due to seasonal factors. The estimated unemployment rate of 4.3%, the lowest in Europe, is close to full employment, a clear sign of continuing strength in the domestic economy.

     Tax receipts are up 6.3%, year on year, and are also 3.6% ahead of Government forecasts, at the beginning of the year. VAT and stamp duty receipts are well ahead of target with a buoyant housing market boosting both, while the VAT receipts have also been helped by an acceleration in consumer spending.

     In July, price inflation reached its highest point this year with the annual rate reaching 2.4%, however, as mentioned above, inflation on a comparable basis with the Euro zone area, at 2.2% is in line with the zone average. Outside of energy and mortgages, inflation was quite low. Clothing and footwear prices dropped 10%, month on month, due to the usual impact of July sales.

     Private sector credit growth remained steady in June, up 27%, year on year. Following the acceleration in the second half of 2004, growth has been in the 26-27% range for most of 2005. While demand for residential mortgages was extremely strong in June, growth in non-mortgage credit weakened very slightly to 25.2%, from 25.7% in May.

EQUITY MARKET REVIEW

     The Irish market rose 16.1% in Euro terms over the quarter to the end of July. This was a strong return relative to most European, and international, markets.

                                  QUARTER ENDED
                                  JULY 31, 2005
                                  -------------
                               LOCAL
                             CURRENCY        U.S. $
                             --------        ------
Irish Equities (ISEQ)          16.1%           9.3%

S&P 500                         6.7%           6.7%

NASDAQ                         13.7%          13.7%

UK Equities (FTSE 100)         10.0%           1.3%

Japanese Equities               8.1%           0.7%

Euroland Equities Eurostoxx    13.4%           6.8%

German Equities (DAX)          16.8%          10.0%

                                  QUARTER ENDED
                                  JULY 31, 2005
                                  -------------
                               LOCAL
                             CURRENCY        U.S. $
                             --------        ------
French Equities (CAC)          13.8%           7.2%

Dutch Equities (AEX)           13.7%           7.0%

     Company trading statements provided most of the news flow during the quarter. Overall these updates were positive, with companies confident about prospects for the second half of the year.

     JURY'S DOYLE HOTEL GROUP stole most of the headlines over the past few months beginning with an unsolicited approach from Precinct Investments Ltd, a group of private investors that bought the Gresham Hotel Group last year. Analysts suggested that Precinct's main interest related to developing the 8 acre site on which a number of Jury's key hotels are located in Dublin. The Jury's Board rejected the initial approach and also a subsequent higher offer of [EURO]16.25 per share. In June, Jury's put part of this site (5 acres) up for tender and eventually, subject to shareholder approval, agreed to sell this part of the site for [EURO]260 million. Precinct then upped its bid to [EURO]17.50 on certain conditions but subsequently withdrew this bid and, as of writing this letter, a number of investors including the successful bidder for the site are increasing their holdings through market purchases and it is clear that the Company is in play at this time.

     At its Annual General Meeting in May, CRH said that the year had started well. While some of the company's European operations had been affected by bad weather, in the early months of 2005, this was more than offset by a strong start in its US operations. The season for the US construction business has yet to get fully underway but the tone, in relation to this, is more upbeat than for some time. In the last week of May, CRH announced the acquisition of STRADAL, a French concrete products business, from St. Gobain. Stradal had sales of [EURO]180 million last year and caters almost exclusively to the French market. Around 40% of sales are related to concrete gardening and landscape products, an area in which CRH has a lot of expertise. The rest of Stradal's business, which services road construction and utilities, fits well with CRH's French pre-cast operations.

     MCINERNEY HOLDINGS' Annual General Meeting statement was positive in tone with sales interest in Ireland being predictably strong, and the company also continues to benefit from good demand in the UK. 1,101 houses were completed in Ireland, in 2004, and the group anticipates a similar level in 2005. 800 house sales are targeted for the UK, in the current year - a 60% increase on last year.

     DCC reported net income of [EURO]83.8 million and EPS of 102.3 cents a share for the full year, which was little changed from last year. Exceptional charges included costs related to the restructuring of Sercom Solutions, acquisition restructuring costs related to DCC Energy, as well as the legal costs of the ongoing "Fyffes" court case. Sales increased 24.3% for the year, while operating profit rose 8.8%, with declines in IT distribution offset by strong performances from the energy, healthcare and food and beverages divisions. Excluding exceptional items, adjusted EPS grew 12.6%. The dividend was increased 15% to 37.26 cents per share. At its Annual General Meeting, DCC raised guidance for the financial year ending March 2006, predicting double digit earnings growth. The acquisition of computer games and DVD distributor, PILTON, which was announced in the middle of June, will be earnings enhancing in the first year. A major element of the consideration for Pilton will be on an earn out basis. DCC will pay [EURO]22.5 million, up-front, with a further [EURO]20 million, depending on results, over the next three years. On a full earn-out basis, DCC will pay a little over 7 times, last year's pre-tax profits.

     Full year numbers from EIRCOM GROUP, were in line with forecasts. Turnover declined 2% but this was compensated by cost cutting, so EBITDA rose 2%. The revenue mix reflected declining traffic revenues but this was offset by increased revenues from line rental/connections and broadband. Towards the end of the quarter, Eircom announced the acquisition of Ireland's number three mobile telecommunications service provider, METEOR, for [EURO]420 million, which is to be funded by a rights issue. The circa 6% dividend yield, the main attraction of the stock for investors, will be maintained, at the theoretical ex-rights level, following the IPO. The deal was not a surprise, nor was it cheap but it changes the profile of the company from one of declining revenues, offset by cost cuts, to an integrated play with mobile telecommunications expansion plans. Eircom's addressable market will double as a result of the acquisition. Eircom also plan to double the 10% share of the mobile phone market that Meteor had.

     In its June trading statement, ALLIED IRISH BANKS increased its full year EPS guidance from 135-137 cents to 138-140 cents. Management commented that the strong, consistent and broadly based performance, which it reported in 2004, is continuing in the current year.

     INDEPENDENT NEWS AND MEDIA noted in its trading statement, that strong revenue conditions carried through to the second quarter. The Company remains confident of a meaningful improvement in underlying profit for 2005.

     KINGSPAN announced that full year results would exceed market expectations. A good underlying trading backdrop, combined with acquisitions and the impact of new products, as well as signs of a cyclical upturn in the UK and North American office markets, should drive performance in the current year.

     In its trading statement, GRAFTON confirmed its full year guidance. This was a relief given recent worries over the UK economy. In the first half of the year, overall merchanting sales in the UK, on a like-to-like basis, rose by a low single digit figure. Meanwhile, Grafton experienced high single digit, like-for-like, sales growth in merchanting in Ireland. The Heiton acquisition continues to perform ahead of expectations.

CURRENT OUTLOOK

     As mentioned above, expectations for the Irish economy remain positive. 5.25% GNP and 5.5% GDP growth, for this year and next, provides a very attractive backdrop for investors. The external environment is also generally favorable, with the US and Asia experiencing quite strong growth, although a more sluggish picture is apparent in the larger Euro-area economies. Recent forecasts from the OECD suggest that weighted GDP growth in Ireland's trading partners will decline from 2.75% to 2% this year, before rising modestly again to 2.25% in 2006.

     Valuations for Irish stocks are not demanding. The ISEQ, as a whole, is trading on 13.4 times next year's earnings, with a projected earnings growth of 14%. A dividend yield of 2.4%, compared to the 3.2% yield for 10 year Euro zone government bonds, adds to the appeal of the market.

Sincerely,

/S/ PETER HOOPER
Peter Hooper
Chairman
September 23, 2005

                           INVESTMENT SUMMARY

                            TOTAL RETURN (%)
                            ----------------

                           MARKET VALUE                NET ASSET VALUE (A)
                           ------------                -------------------

                                   AVERAGE                         AVERAGE
                     CUMULATIVE    ANNUAL (B)       CUMULATIVE     ANNUAL (B)
                     ----------    ---------        ----------     ----------
Current Quarter          4.72         4.72              7.53           7.53
One Year                39.47        39.47             40.47          40.47
Three Year             143.09        34.42            127.17          31.42
Five Year               99.65        14.82             64.34          10.44
Ten Year               221.30        12.37            194.73          11.40





                             PER SHARE INFORMATION AND RETURNS
                             ---------------------------------
                                                                                         2005
                                                                                          3RD
                     1996   1997   1998   1999   2000    2001    2002    2003   2004    QUARTER
-----------------------------------------------------------------------------------------------
Net Asset
  Value ($)         16.90  19.99   21.36  19.75  20.06   13.28   11.04   16.29  20.74    25.72
Income
  Dividends ($)     (0.14) (0.22)  (0.07)  --    (0.13)  (0.01)  (0.03)    --  (0.089)  (0.030)
Capital Gains
  Other
  Distributions ($) (0.13) (0.36)  (0.70) (1.14) (1.60)  (2.65)  (0.69)    --     --       --
Total
  Return (%) (a)    26.65  22.46   11.68  (2.79) 13.27  (23.76) (12.07)  47.55  28.14     7.53


NOTES
-----
(a)  Total  investment  returns  reflect  changes  in net asset  value per share during each period and assume that dividends and capital gains distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market price.
(b)  Periods less than one year are not annualized.

PAST RESULTS ARE NOT NECESSARILY INDICATIVE OF FUTURE PERFORMANCE OF THE FUND.

                 PORTFOLIO BY MARKET SECTOR AS OF JULY 31, 2005
                           (PERCENTAGE OF NET ASSETS)

                               [GRAPHIC OMITTED]
          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Construction and Building Materials ..  27.28%
Financial ............................  21.47%
Food and Beverages ...................  13.04%
Leisure and Hotels ...................   7.93%
Health Care Services .................   6.38%
Business Services ....................   4.56%
Transportation .......................   4.48%
Diversified Financial Services .......   3.80%
Food and Agriculture .................   3.63%
Other Assets .........................   7.43%




                  TOP 10 HOLDINGS BY ISSUER AS OF JULY 31, 2005

HOLDING                         SECTOR                          % OF NET ASSETS
-------                         ------                          ---------------

Allied Irish Banks PLC          Financial                              16.67%
CRH PLC                         Construction and Building Materials    14.22%
Kerry Group PLC, Series A       Food and Beverages                      9.88%
Kingspan Group PLC              Construction and Building Materials     7.34%
Jury's Doyle Hotel Group PLC    Leisure and Hotels                      4.83%
FBD Holdings PLC                Financial                               4.80%
DCC PLC                         Business Services                       4.56%
Ryanair Holdings PLC            Transportation                          4.48%
Grafton GRP PLC-UTS             Construction and Building Materials     4.01%
United Drug PLC                 Health Care Services                    4.01%

THE NEW IRELAND FUND, INC.
PORTFOLIO HOLDINGS (UNAUDITED)
--------------------------------------------------------------------------------


                                                                    Value (U.S.)
July 31, 2005                                         Shares          (Note A)
--------------------------------------------------------------------------------
COMMON STOCKS (99.02%)

COMMON STOCKS OF IRISH COMPANIES (98.23%)

BUSINESS SERVICES (4.56%)
     DCC PLC                                          243,763    $    5,394,713
                                                                 --------------
COMPUTER SOFTWARE AND SERVICES (0.39%)
     IONA Technologies PLC-ADR*                       169,300           455,417
                                                                 --------------

CONSTRUCTION AND BUILDING MATERIALS (27.28%)
     CRH PLC                                          592,479        16,803,977
     Grafton Group PLC-UTS                            417,114         4,742,232
     Kingspan Group PLC                               663,458         8,671,175
     McInerney Holdings PLC                           196,675         2,030,581
                                                                 --------------
                                                                     32,247,965
                                                                 --------------

DIVERSIFIED FINANCIAL SERVICES (3.80%)
     Irish Life & Permanent PLC                       248,182         4,491,680
                                                                 --------------

FINANCIAL (21.47%)
     Allied Irish Banks PLC                           908,761        19,703,353
     FBD Holdings PLC                                 156,192         5,672,600
                                                                 --------------
                                                                     25,375,953
                                                                 --------------

FOOD AND AGRICULTURE (3.63%)
     IAWS Group PLC                                   293,851         4,290,263
                                                                 --------------

FOOD AND BEVERAGES (13.04%)
     Fyffes PLC                                       640,733         1,945,671
     Greencore Group PLC                              401,256         1,788,709
     Kerry Group PLC, Series A                        466,873        11,682,027
                                                                 --------------
                                                                     15,416,407
                                                                 --------------

HEALTH CARE SERVICES (6.38%)
     ICON PLC-Sponsored ADR*                           71,646         2,804,941
     United Drug PLC                                1,129,687         4,734,013
                                                                 --------------
                                                                      7,538,954
                                                                 --------------

LEISURE AND HOTELS (7.93%)
     Jury's Doyle Hotel Group PLC                     288,224         5,706,502
     Paddy Power PLC                                  202,495         3,664,821
                                                                 --------------
                                                                      9,371,323
                                                                 --------------

PUBLISHING AND NEWS (2.67%)
     Independent News & Media PLC                   1,023,832         3,158,746
                                                                 --------------

REAL ESTATE DEVELOPMENT (0.51%)
     Irish Estates PLC*+                              500,000           607,326
                                                                 --------------

THE NEW IRELAND FUND, INC.
PORTFOLIO HOLDINGS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------


                                                                    Value (U.S.)
July 31, 2005                                         Shares          (Note A)
--------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)

TECHNOLOGY (1.39%)
     Horizon Technology Group PLC*                  1,321,900    $    1,637,763
                                                                 --------------

TELECOMMUNICATIONS (0.70%)
     Eircom Group PLC-144Aa                           400,000           821,105
                                                                 --------------

TRANSPORTATION (4.48%)
     Ryanair Holdings PLC*                            650,000         5,289,814
                                                                 --------------

TOTAL COMMON STOCKS OF IRISH COMPANIES
  (Cost $48,468,781)                                                116,097,429
                                                                 --------------

COMMON STOCKS OF UNITED KINGDOM
  COMPANIES (0.79%)
  (Cost U.S. $931,778)

INVESTMENT COMPANIES (0.79%)
     Fitzwilliam Capital PLC                          900,000           940,141
                                                                 --------------

TOTAL INVESTMENT COMPANIES BEFORE
   FOREIGN CURRENCY ON DEPOSIT
   (Cost $49,400,559)                                            $  117,037,570
                                                                 --------------


                                                       Face
                                                       Value
--------------------------------------------------------------------------------
FOREIGN CURRENCY ON DEPOSIT (0.34%)
     (Interest Bearing)
     British Pounds Sterling                   (pound)      767           1,351
     Euro                                       (euro)  325,930         395,892
                                                                 --------------

TOTAL FOREIGN CURRENCY ON DEPOSIT
   (Cost $395,303)**                                                    397,243
                                                                 --------------

TOTAL INVESTMENTS (99.36%)
   (Cost $49,795,862)                                               117,434,813
                                                                 --------------

OTHER ASSETS AND LIABILITIES (0.64%)                                    759,216
                                                                 --------------

NET ASSETS (100.00%)

                                                                 $  118,194,029
                                                                 ==============

--------------------------------------------------------------------------------

a    Security  exempt  from  registration   pursuant  to  Rule  144A  under  the
     Securities Act of 1933, as amended.
*    Non-income producing security.
**   Foreign currency held on deposit at the Bank of Ireland.
+ Security is fair valued and market value is determined in accordance with procedures established by the Board of Trustees.
ADR  -American Depository Receipt traded in U.S. dollars.
UTS  -Units

THE NEW IRELAND FUND, INC.
NOTES TO PORTFOLIO HOLDINGS (UNAUDITED)
--------------------------------------------------------------------------------

A.   VALUATION AND INVESTMENT PRACTICES:

     SECURITY VALUATION: Securities listed on a stock exchange for which market quotations are readily available are valued at the closing prices on the date of valuation, or if no such closing prices are available, at the last bid price quoted on such day. If there are no such quotations available for the date of valuation, the last available closing price will be used. The value of securities and other assets for which no market quotations are readily available, or whose values have been materially affected by events occurring before the funds' pricing time but after the close of the securities' primary markets, are valued by methods deemed by the Board of Directors to represent fair value. At July 31, 2005 the Fund held .51% of its net assets in securities valued in good faith with an aggregate cost of $669,299 and fair value of $607,326. Short-term securities that mature in 60 days or less are valued at amortized cost.

     CURRENCY TRANSLATION: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the spot rate of such currencies against U.S. dollars by obtaining from FT-IDC each day the current 4:00pm London time spot rate and future rate (the future rates are quoted in 30-day increments) on foreign currency contracts. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amount actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gains and losses on security transactions.

     FORWARD FOREIGN CURRENCY CONTRACTS: The Fund may enter into forward foreign currency contracts for non-trading purposes in order to protect investment securities and related receivables and payables against future changes in foreign currency exchange rates. Fluctuations in the value of such contracts are recorded as unrealized gains or losses; realized gains or losses include net gains or losses on contracts which have terminated by settlements or by entering into offsetting commitments. Risks associated with such contracts include movement in the value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform. There were no such contracts open in the Fund as of July 31, 2005.

     SECURITIES TRANSACTIONS: Securities transactions are recorded as of the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis.

B. UNREALIZED APPRECIATION/(DEPRECIATION):

     At July 31, 2005, aggregate gross unrealized appreciation for all securities (excluding foreign currency on deposit) in which there was an excess value over tax cost was U.S. $70,059,130 and aggregate gross unrealized depreciation for all securities (excluding foreign currency on deposit) in which there was an excess of tax cost over value was U.S. $2,422,119.

--------------------------------------------------------------------------------

                           THE NEW IRELAND FUND, INC.
                             DIRECTORS AND OFFICERS

                     Peter J. Hooper        - CHAIRMAN OF THE BOARD
                     James J. Boyle         - DIRECTOR
                     Brendan Donohoe        - PRESIDENT AND DIRECTOR
                     Denis P. Kelleher      - DIRECTOR
                     George G. Moore        - DIRECTOR
                     James M. Walton        - DIRECTOR
                     Lelia Long             - TREASURER
                     Hugh Carter            - ASSISTANT TREASURER
                     Vincenzo A. Scarduzio  - SECRETARY
                     Debra M. Brown         - CHIEF COMPLIANCE OFFICER

                          PRINCIPAL INVESTMENT ADVISOR
                 Bank of Ireland Asset Management (U.S.) Limited
                               75 Holly Hill Lane
                          Greenwich, Connecticut 06830

                                  ADMINISTRATOR
                                    PFPC Inc.
                               4400 Computer Drive
                        Westborough, Massachusetts 01581

                                   CUSTODIANS
                              JP Morgan Chase & Co.
                        North America Investment Services
                            3 Metro Tech - 7th Floor
                            Brooklyn, New York 11245

                           SHAREHOLDER SERVICING AGENT
                     American Stock Transfer & Trust Company
                                 40 Wall Street
                            New York, New York 10005

                                  LEGAL COUNSEL
                               Sullivan & Cromwell
                                125 Broad Street
                            New York, New York 10004

                  INDEPENDENT PUBLIC REGISTERED ACCOUNTING FIRM
                               Grant Thornton LLP
                                 60 Broad Street
                               New York, NY 10004

                                 CORRESPONDENCE
                   ALL CORRESPONDENCE SHOULD BE ADDRESSED TO:
                           The New Ireland Fund, Inc.
                                   c/o PFPC Inc.
                                 99 High Street
                                   27th Floor
                           Boston, Massachusetts 02110

                   TELEPHONE INQUIRIES SHOULD BE DIRECTED TO:
                                 1-800-GO-TO-IRL
                                (1-800-468-6475)
                                WEBSITE ADDRESS:
                             www.newirelandfund.com

IR-QTR 07/05

ITEM 2. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.


ITEM 3. EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) THE NEW IRELAND FUND, INC.
            --------------------------------------------------------------------

By (Signature and Title)*  /S/ BRENDAN DONOHOE
                        --------------------------------------------------------
                           Brendan Donohoe, President
                           (principal executive officer)

Date     SEPTEMBER 30, 2005
     ---------------------------------------------------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)*  /S/ BRENDAN DONOHOE
                        --------------------------------------------------------
                           Brendan Donohoe, President
                           (principal executive officer)

Date     SEPTEMBER 30, 2005
     ---------------------------------------------------------------------------

By (Signature and Title)*  /S/ LELIA LONG
                        --------------------------------------------------------
                           Lelia Long, Treasurer
                           (principal financial officer)

Date     SEPTEMBER 29, 2005
    ----------------------------------------------------------------------------


* Print the name and title of each signing officer under his or her signature.